                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                            513,366.47
        Available Funds:
               Contract Payments due and received in this period                                                    4,618,847.87
               Contract Payments due in prior period(s) and received in this period                                   252,451.34
               Contract Payments received in this period for next period                                               60,793.61
               Sales, Use and Property Tax, Maintenance, Late Charges                                                 134,859.17
               Prepayment Amounts related to early termination in this period                                          54,094.10
               Servicer Advance                                                                                       750,086.35
               Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
               Transfer from Reserve Account                                                                           14,771.32
               Interest earned on Collection Account                                                                   24,313.26
               Interest earned on Affiliated Account                                                                    1,761.05
               Proceeds from repurchase of Contracts per Contribution and Servicing
                   Agreement Section 5.03                                                                                   0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                                            0.00
               Amounts paid under insurance policies                                                                        0.00
               Any other amounts                                                                                            0.00

                                                                                                             --------------------
        Total Available Funds                                                                                       6,425,344.54
        Less: Amounts to be Retained in Collection Account                                                            339,421.21
                                                                                                             --------------------
        AMOUNT TO BE DISTRIBUTED                                                                                    6,085,923.33
                                                                                                             ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                      0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                       Servicer Advances                                                                              252,451.34
               3.   To Noteholders (For Servicer Report immediately following the
                       Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                  0.00
                        a) Class A2 Principal (distributed after A1 Note matures)
                               and Interest                                                                         3,891,165.28
                        a) Class A3 Principal (distributed after A2 Note matures)
                               and Interest                                                                           370,516.11
                        a) Class A4 Principal (distributed after A3 Note matures)
                               and Interest                                                                           595,956.85
                        b) Class B Principal and Interest                                                              83,571.99
                        c) Class C Principal and Interest                                                             168,082.42
                        d) Class D Principal and Interest                                                             114,750.89
                        e) Class E Principal and Interest                                                             154,806.55

               4.   To Reserve Account for Requirement per Indenture Agreement
                        Section 3.08                                                                                        0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                        Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization
                               Event in effect)                                                                        71,370.57
                        b) Residual Principal (Provided no Restricting or Amortization
                               Event in effect)                                                                       128,832.10
                        c) Reserve Account Distribution (Provided no Restricting or
                               Amortization Event in effect)                                                           14,771.32
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                               Earned and Any Other Amounts                                                           160,933.48
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                       78,714.43
                                                                                                             --------------------
        TOTAL FUNDS DISTRIBUTED                                                                                     6,085,923.33
                                                                                                             ====================

                                                                                                             --------------------
        End of Period Collection Account Balance {Includes Payments in Advance &
            Restricting Event Funds (if any)}                                                                         339,421.21
                                                                                                             ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,702,437.25
         - Add Investment Earnings                                                                                     14,771.32
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
         - Less Distribution to Certificate Account                                                                    14,771.32
                                                                                                             --------------------
End of period balance                                                                                              $2,702,437.25
                                                                                                             ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,702,437.25
                                                                                                             ====================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                 Pool A                                                                   145,482,494.51
                 Pool B                                                                    39,233,563.42
                                                                                    ---------------------
                                                                                                                   184,716,057.93
Class A Overdue Interest, if any                                                                    0.00
Class A Monthly Interest - Pool A                                                             849,477.30
Class A Monthly Interest - Pool B                                                             229,086.13

Class A Overdue Principal, if any                                                                   0.00
Class A Monthly Principal - Pool A                                                          2,785,737.93
Class A Monthly Principal - Pool B                                                            993,336.88
                                                                                    ---------------------
                                                                                                                     3,779,074.81
Ending Principal Balance of the Class A Notes
                 Pool A                                                                   142,696,756.58
                 Pool B                                                                    38,240,226.54
                                                                                    ---------------------
                                                                                                                ------------------
                                                                                                                   180,936,983.12
                                                                                                                ==================

---------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $237,814,000     Original Face $237,814,000       Balance Factor
 $      4.535324                $                15.890885            76.083403%
---------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                 Class A1                                                                           0.00
                 Class A2                                                                  20,567,057.93
                 Class A3                                                                  65,098,000.00
                 Class A4                                                                  99,051,000.00

                                                                                    ---------------------

Class A Monthly Interest                                                                                           184,716,057.93
                 Class A1 (Actual Number Days/360)                                                  0.00
                 Class A2                                                                     112,090.47
                 Class A3                                                                     370,516.11
                 Class A4                                                                     595,956.85

                                                                                    ---------------------

Class A Monthly Principal
                 Class A1                                                                           0.00
                 Class A2                                                                   3,779,074.81
                 Class A3                                                                           0.00
                 Class A4                                                                           0.00

                                                                                    ---------------------
                                                                                                                     3,779,074.81
Ending Principal Balance of the Class A Notes
                 Class A1                                                                           0.00
                 Class A2                                                                  16,787,983.12
                 Class A3                                                                  65,098,000.00
                 Class A4                                                                  99,051,000.00

                                                                                    ---------------------
                                                                                                                ------------------
                                                                                                                   180,936,983.12
                                                                                                                ==================

Class A2
---------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $42,182,000      Original Face $42,182,000        Balance Factor
 $      2.657306                $              89.589749            39.798926%
---------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                          2,480,090.37
                             Pool B                                                            668,831.07
                                                                                     ---------------------
                                                                                                                      3,148,921.44

        Class B Overdue Interest, if any                                                             0.00
        Class B Monthly Interest - Pool A                                                       15,087.22
        Class B Monthly Interest - Pool B                                                        4,068.72
        Class B Overdue Principal, if any                                                            0.00
        Class B Monthly Principal - Pool A                                                      47,484.17
        Class B Monthly Principal - Pool B                                                      16,931.88
                                                                                     ---------------------
                                                                                                                         64,416.05
        Ending Principal Balance of the Class B Notes
                             Pool A                                                          2,432,606.20
                             Pool B                                                            651,899.19
                                                                                     ---------------------
                                                                                                               --------------------
                                                                                                                      3,084,505.39
                                                                                                               ====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $4,054,000    Original Face $4,054,000     Balance Factor
         $          4.725195         $             15.889504           76.085481%
        --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                         4,959,399.74
                             Pool B                                                         1,337,443.15
                                                                                    ---------------------
                                                                                                                     6,296,842.89

        Class C Overdue Interest, if any                                                            0.00
        Class C Monthly Interest - Pool A                                                      30,913.59
        Class C Monthly Interest - Pool B                                                       8,336.73
        Class C Overdue Principal, if any                                                           0.00
        Class C Monthly Principal - Pool A                                                     94,968.34
        Class C Monthly Principal - Pool B                                                     33,863.76
                                                                                    ---------------------
                                                                                                                       128,832.10
        Ending Principal Balance of the Class C Notes
                             Pool A                                                         4,864,431.40
                             Pool B                                                         1,303,579.39
                                                                                    ---------------------
                                                                                                              --------------------
                                                                                                                     6,168,010.79
                                                                                                              ====================


        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $8,107,000    Original Face $8,107,000     Balance Factor
         $          4.841534         $             15.891464           76.082531%
        --------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                         3,306,526.82
                             Pool B                                                           891,701.77
                                                                                    ---------------------
                                                                                                                     4,198,228.59

        Class D Overdue Interest, if any                                                            0.00
        Class D Monthly Interest - Pool A                                                      22,732.37
        Class D Monthly Interest - Pool B                                                       6,130.45
        Class D Overdue Principal, if any                                                           0.00
        Class D Monthly Principal - Pool A                                                     63,312.23
        Class D Monthly Principal - Pool B                                                     22,575.84
                                                                                    ---------------------
                                                                                                                        85,888.07
        Ending Principal Balance of the Class D Notes
                             Pool A                                                         3,243,214.59
                             Pool B                                                           869,125.93
                                                                                    ---------------------
                                                                                                              --------------------
                                                                                                                     4,112,340.52
                                                                                                              ====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $5,405,000    Original Face $5,405,000     Balance Factor
          $             5.340022      $            15.890485           76.084006%
        --------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                        4,132,963.30
                             Pool B                                                        1,114,572.44
                                                                                   ---------------------
                                                                                                                    5,247,535.74

        Class E Overdue Interest, if any                                                           0.00
        Class E Monthly Interest - Pool A                                                     37,368.88
        Class E Monthly Interest - Pool B                                                     10,077.59
        Class E Overdue Principal, if any                                                          0.00
        Class E Monthly Principal - Pool A                                                    79,140.28
        Class E Monthly Principal - Pool B                                                    28,219.80
                                                                                   ---------------------
                                                                                                                      107,360.08
        Ending Principal Balance of the Class E Notes
                             Pool A                                                        4,053,823.02
                             Pool B                                                        1,086,352.64
                                                                                   ---------------------
                                                                                                             --------------------
                                                                                                                    5,140,175.66
                                                                                                             ====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $6,756,000    Original Face $6,756,000     Balance Factor
          $         7.022864         $             15.891072           76.083121%
        --------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                    4,959,965.74
                             Pool B                                                    1,337,601.85
                                                                                    ----------------
                                                                                                                       6,297,567.59

        Residual Interest - Pool A                                                        56,215.27
        Residual Interest - Pool B                                                        15,155.30
        Residual Principal - Pool A                                                       94,968.34
        Residual Principal - Pool B                                                       33,863.76
                                                                                    ----------------
                                                                                                                         128,832.10
        Ending Residual Principal Balance
                             Pool A                                                    4,864,997.40
                             Pool B                                                    1,303,738.09
                                                                                    ----------------
                                                                                                                   -----------------
                                                                                                                       6,168,735.49
                                                                                                                   =================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 78,714.43
         - Servicer Advances reimbursement                                                                               252,451.34
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               160,933.48
                                                                                                                   -----------------
        Total amounts due to Servicer                                                                                    492,099.25
                                                                                                                   =================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                         165,321,440.49

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                       0.00

          Decline in Aggregate Discounted Contract Balance                                                          3,165,611.29

          Aggregate Discounted Contract Balance, as defined in Indenture                                      -------------------
              Agreement, at the ending of the related Collection Period                                           162,155,829.20
                                                                                                              ===================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                 3,140,499.49

              - Principal portion of Prepayment Amounts                                          25,111.80

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                          0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                         0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                              0.00

                                                                                           ----------------
                                   Total Decline in Aggregate Discounted Contract Balance     3,165,611.29
                                                                                           ================


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                     44,583,713.66

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                       0.00

          Decline in Aggregate Discounted Contract Balance                                                          1,128,791.90

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                           -------------------
             at the ending of the related Collection Period                                                        43,454,921.76
                                                                                                              ===================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                  1,099,434.60

              - Principal portion of Prepayment Amounts                                           29,357.30

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                            0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                          0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                   0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                               0.00

                                                                                           -----------------
                                   Total Decline in Aggregate Discounted Contract Balance      1,128,791.90
                                                                                           =================

                                                                                                              -------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 205,610,750.96
                                                                                                              ===================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                                    Predecessor
                                                                              Discounted           Predecessor      Discounted
          Lease #         Lessee Name                                         Present Value        Lease #          Present Value
          -----------------------------------------------------------         -------------        ------------     -------------
                          NONE











                                                                              -------------                         -------------
                                                                     Totals:          $0.00                                 $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $211,061,551.13
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES                 NO     X
                                                                                                   --------------      --------


          POOL B                                                                                                    Predecessor
                                                                              Discounted           Predecessor      Discounted
          Lease #         Lessee Name                                         Present Value        Lease #          Present Value
          -----------------------------------------------------------         -------------        ------------     -------------
                          NONE









                                                                              -------------                         -------------
                                                                     Totals:          $0.00                                 $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $59,182,173.57
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO     X
                                                                                                   ------------    --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                              Discounted           Predecessor      Discounted
          Lease #         Lessee Name                                         Present Value        Lease #          Present Value
          -----------------------------------------------------------         -------------        ------------     -------------
                          None










                                                                              -------------                         -------------
                                                                     Totals:          $0.00                                 $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                     0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $211,061,551.13
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO     X
                                                                                                   ------------    --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                              Discounted           Predecessor      Discounted
          Lease #         Lessee Name                                         Present Value        Lease #          Present Value
          -----------------------------------------------------------         -------------        ------------     -------------
                          None









                                                                              -------------                         -------------
                                                                     Totals:          $0.00                                 $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $59,182,173.57
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO     X
                                                                                                   ------------    ---------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 16, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                        AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
          This Month                               2,539,418.55          This Month                            205,610,750.96
          1 Month Prior                            2,152,253.13          1 Month Prior                         209,905,154.15
          2 Months Prior                           2,608,325.07          2 Months Prior                        214,585,201.08

          Total                                    7,299,996.75          Total                                 630,101,106.19

          a) 3 MONTH AVERAGE                       2,433,332.25          b) 3 MONTH AVERAGE                    210,033,702.06

          c) a/b                                          1.16%

2.        Does a Delinquency Condition Exist (1c > 6%)?
                                                                                    Yes                      No        X
                                                                                        ----------------         ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                     Yes                      No        X
                                                                                        ----------------         ---------------
          B. An Indenture Event of Default has occurred and is then continuing?     Yes                      No        X
                                                                                        ----------------         ---------------

4.        Has a Servicer Event of Default occurred?                                 Yes                      No        X
                                                                                        ----------------         ---------------


5.        Amortization Event Check

          A. Is 1c  > 8%?                                                           Yes                      No        X
                                                                                        ----------------         ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                  Yes                      No        X
                                                                                        ----------------         ---------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?   Yes                      No        X
                                                                                        ----------------         ---------------




6.        Aggregate Discounted Contract Balance at Closing Date                     Balance $270,243,724.70
                                                                                            ---------------

          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                  # Leases

                          31 - 60                               3,787,546.64                        52
                          61 - 90                               8,675,011.14                        16
                          91 - 180                              2,539,418.55                        17



          Approved By:
          Lisa J. Cruikshank
          Vice President